Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date: May 1, 1996
Original Settlement Date: May 23, 1996
Series Number of Class A-1 Certificates: 441919AJ6
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $819,278,000

Servicer Certificate (Page 1 of 3)

11/20/2000

Investor Certificateholder Floating Allocation Percentage	89.69%
Investor Certificateholder Fixed Allocation Percentage	97.37%

Aggregate Amount of Collections	7,858,596.78
Aggregate Amount of Interest Collections	2,263,910.60
Aggregate Amount of Principal Collections	5,594,686.18

Class A Interest Collections	2,030,608.93
Class A Principal Collections	5,377,524.66
Seller Interest Collections	233,301.67
Seller Principal Collections	217,161.52

Weighted Average Loan Rate	13.95%
Net Loan Rate	12.95%

Weighted Average Maximum Loan Rate	18.77%

Class A-1 Certificate Rate	6.8200%
Maximum Investor Certificate Rate	12.9527%
Class A-1 Certificate Interest Distributed	976,358.16
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	5,447,271.79
Alternative Principal Dist. Amount (APDA)	5,377,524.66
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	5,377,524.66

Principal allocable to Class A-1	5,377,524.66

SPDA deposited to Funding Account	0.00
Subsequent Funding Mortgage Loans Purchased in Period	0.00
Cumulative Subsequent Funding Mortgage Loans Purchased	100,781,997.58

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	123,132.83

Cumulative Investor Liquidation Loss Amount	123,132.83

Total Principal allocable to A-1	5,500,657.49

Beginning Class A-1 Certificate Principal Balance	166,251,507.13

Ending Class A-1 Certificate Principal Balance	160,750,849.64

Pool Factor (PF)	0.1962104

Servicer Certificate (Page 2 of 3)

Distribution Date:	11/20/2000

Retransfer Deposit Amount (non 2.07 transfers)	0.00
Servicing Fees Distributed	142,044.11
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Aggregate Investor Liquidation Loss Amount	123,132.83
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	190,036,692.59
Ending Pool Balance	184,520,013.25
Beginning Invested Amount	170,452,934.13
Ending Invested Amount	164,952,276.64
Beginning Seller Principal Balance	19,583,758.46
Ending Seller Principal Balance	19,567,736.61
Additional Balances	217,161.52

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)	0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)	0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Excess Funding Amount	$0.00

Beginning Spread Account Balance	2,100,714.00
Ending Spread Account Balance	2,100,714.00

Beginning Seller Interest	10.31%
Ending Seller's Interest	10.60%

Delinquency & REO Status
30 - 59 days (Del Stat 3)
No. of Accounts
Trust Balance	530
60 - 89 days (Del Stat 4)	18,807,339.73
No. of Accounts	124
Trust Balance	4,355,910.13
90+ (Del Stat 5+)
No. of Accounts	200
Trust Balance	5,612,202.21
270+ (Del Stat 11+)
No. of Accounts	103
Trust Balance	2,643,188.75
REO
No. of Accounts	37
Trust Balance	1,203,589.84

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount	No

Servicer Certificate (Page 3 of 3)

Distribution Date:	11/20/2000

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	450,463.19
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	5.56%

Total Available Funds
Aggregate Amount of Collections	7,858,596.78
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	7,858,596.78

Application of Available Funds
Servicing Fee	142,044.11
Prinicpal and Interest to Class A-1	6,477,015.65

Seller's portion of Principal and Interest	450,463.19
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	789,073.83
Total	7,858,596.78

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	11/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	89.6947%
Class A Certificateholder Fixed Allocation Percentage	97.3651%

Beginning Class A-1 Certificate Balance	166,251,507.13

Class A-1 Certificate Rate	6.820000%

Class A-1 Certificate Interest Distributed	1.191730

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	6.714031

Maximum Principal Distribution Amount	6.648869
Scheduled Principal Distribution Amount (SPDA)	6.563736
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.150294

Total Amount Distributed to Certificateholders	7.905760

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	160,750,849.64

Class A-1 Factor	0.1962104

Pool Factor (PF)	0.1962104

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	142,044.11

Beginning Invested Amount	170,452,934.13
Ending Invested Amount	164,952,276.64
Beginning Pool Balance	190,036,692.59
Ending Pool Balance	184,520,013.25

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/20/2000

DELINQUENCY & REO STATUS

30 - 59 days (Del Stat 3)
No. of Accounts	530
Trust Balance	18,807,339.73

60 - 89 days (Del Stat 4)
No. of Accounts	124
Trust Balance	4,355,910.13

90+ (Del Stat 5+)
No. of Accounts	200
Trust Balance	5,612,202.21

REO
No. of Accounts	37
Trust Balance	1,203,589.84

Aggregate Liquidation Loss Amount for Liquidated Loans	137,279.87

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00
Cumulative No. of Accounts	3,249.00
Cumulative Trust Balance	100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00